Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York  10153

March 11, 2005

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549
Attn: Ms. Angela Jackson

Re:	Refco Group Ltd., LLC/ Refco Finance Inc.
Registration Statement on Form S-4
File No. 333-119701

Ladies and Gentlemen:

On behalf of our clients, Refco Group Ltd., LLC and Refco Finance Inc. (collectively, the “Company”), we are transmitting herewith via the EDGAR system for filing with the Commission Amendment No. 4 to the Registration Statement on Form S-4 (the “Amendment”) of the Company (File No. 333-119701, together with exhibits thereto).

Set forth below in bold are each of the comments in the Staff’s letter of March 3, 2005.  Immediately following each of the Staff’s comments is the Company’s response to that comment, including where applicable, a cross-reference to the location of changes made in response to the Staff’s comment.  For your convenience, each of the numbered paragraphs below corresponds to the numbered comment in the Staff’s comment letter and includes the caption used in the comment letter.

             Management’s Discussion and Analysis of Financial Condition and Results of Operations

             Critical Accounting Policies and Estimates
Identifiable Intangible Assets — page 71

1.            We note your response to comment 6 in our letter dated February 2, 2005. We encourage you to set up a call with us to discuss our concerns regarding your accounting treatment for both the MacFutures and REFCO trade names.  We have the following concerns:

•        In response to comment 6(a), you indicate that after the decision to co-brand Mac Trading Services with REFCO, the value of the MacFutures trade name could not be separated from the value of the REFCO trade name. Furthermore, in your response to comment 6(b), you state that “all ongoing trade name value has been reflected under the master REFCO name, based on total revenues for the Company as a whole.” It is not appropriate to assign a value to a tradename asset for which you cannot explicitly and separately identify the revenues specifically attributable to the REFCO tradename, it does not appear that your REFCO tradename has any value.

The Company’s management believes that the value of the REFCO trade name continues to strengthen as evidenced by the Company’s growth in transaction volumes and revenue. The Company acknowledges the staff’s concerns and supplementally provides the Staff with following information, which the Company believes confirms its accounting treatment for the REFCO trade name under SFAS 141 and 142:

–                 On March 7, 2003, the Company acquired MacFutures Limited (“MacFutures”) and recognized the MacFutures trade name, valued at $1,060,000.

–                 In applying EITF 88-16 to the Transactions consummated on August 5, 2004, 42.8% of the predecessor basis, or $453,680, was carried over as the MacFutures trade name.

–                 There was no predecessor value for the REFCO trade name.

–                 Beginning August 5, 2004, the Company co-branded the MacFutures and  REFCO trade names to create the REFCO/MacFutures trade name with respect to the MacFutures business.

–                 The Company performed a valuation of its tradenames, REFCO and REFCO/MacFutures as of August 5, 2004.  The valuation was performed by an independent valuation firm.

–                 The co-branded REFCO/MacFutures trade name, with a fair value of $4 million, was valued based on the revenues of the Company’s MacFutures business, with this business marketed under the combined REFCO/MacFutures trade name.  The Company had no intent at that time to discontinue the MacFutures trade name in the foreseeable future.

–                 The REFCO trade name, with a fair value of $401 million, was valued using the Company’s total revenues excluding the revenues of the MacFutures business.

–                 On August 5, 2004 the REFCO and, REFCO/MacFutures trade names were separately identified and recognized based on the successors ownership share of 57.2% of $405 million, in accordance with EITF 88-16. Such amount included the value of the trade name as it related to the MacFutures business being marketed under the co-branded REFCO/MacFutures trade name.

–                 In performing the valuation of the REFCO trade name and the co-branded REFCO/MacFutures trade name, royalty rates of 3% and 1%, respectively, were used.  The valuations separated the REFCO and REFCO/MacFutures revenues. Had the Company included the MacFutures revenues within the REFCO trade name valuation, a 3% royalty rate would have been used.  At the time, the Company’s management did not believe this was appropriate due to its limited experience with the co-branding strategy.

Based on customer acceptance of the co-branded REFCO/MacFutures trade name on November 10, 2004, the Company discontinued the use of the MacFutures trade name.  Also at this time the Company:

–                 Wrote off the remaining value attributable solely to the MacFutures trade name of $453,680. The Company believes such treatment is appropriate as it reflects the fact that the MacFutures business will no longer be marketed under the MacFutures tradename.

–                 Retained the value of the co-branded REFCO/MacFutures trade name. The Company believes this treatment is appropriate as the use of the REFCO name  has continued to strengthen the MacFutures business, which is now marketed solely under the REFCO trade name.

•                           We object to your use of the relief from royalty method in valuing your trade names. Supplementally support your statement that this method is “commonly employed to value trade names,” and specifically explain how using a valuation method based on royalties is relevant in your specific circumstances. Clarify whether the use of either the MacFutures or REFCO trade names are subject to licensing agreements. Furthermore, supplementally explain how you determined the appropriate royalty rates to use in your valuation model.

The Company acknowledges the Staff’s comment and supplementally advises the Staff that in assessing the appropriate valuation methodology for the Company’s trade names, its management considered various valuation methods used in the market.  The Company believed it was appropriate to base its valuation, and its key assumptions, on objective market comparable inputs.  The use of the relief from royalty method is widely used by companies to value trade names and, as a result, key assumptions, such as royalty rates are verifiable, within a range, to comparable market participants. Additionally, base financial data, such as revenue and growth rates, are based on the Company’s verifiable information.

No licensing agreements exist for either the REFCO or MacFutures trade name.  In determining the appropriate royalty rate used in the Company’s valuation, the third-party valuation firm considered comparable third-party licensing agreements in a broad range of industries.  The Company believes, based on this analysis, that the royalty rate used conservatively reflected the value of the trade names.

While other replacement cost and market valuation approaches theoretically exist, they are based on several layers of assumptions that are difficult to substantiate and would not reflect the fact the REFCO trade name is well established in the market. Examples of these assumptions include pricing differentials, differential operating expenses and differential selling and promotional costs for producing the same services with and without the subject trade names.

•                  In your response to comment 6(b), you indicate that your determination that the REFCO trade name has an indefinite life was based on the growth in the derivatives trading market and Refco’s recent historical performance. Your argument does not address whether any legal, regulatory, contractual, competitive or economic factors may limit the life of this trade name. Please refer to paragraph 11 and Appendix A of SFAS 142.

The Company confirms that it considered paragraph 11 and Appendix A of SFAS 142 in its determination that the REFCO trade name has an indefinite useful life. The Company believes that there are no significant legal, regulatory, contractual, competitive or economic factors that may limit the life of the REFCO trade name.

Consolidated Interim Financial Statements

Consolidated Statement of Members’ Equity — page F-41

2.                   You have presented your member’s equity balance as of August 5, 2004, after giving effect to the distribution transaction as $78,672. Supplementally explain why this amount differs from the net assets acquired at predecessor basis of $127,224 as disclosed on page F-45.

          The Company supplementally advises the Staff that the difference between the equity balance as of August 5, 2004 and the net assets acquired at predecessor basis represents the predecessor goodwill and the existing short- and long-term borrowings excluded from the net assets acquired at predecessor basis. This is reconciled below:

Predecessor equity balance	($78,672)
Predecessor goodwill	(156,604)
Existing short- and long-term borrowings	362,500
Net assets acquired	$127,224

The net assets acquired at predecessor basis are ultimately included in the partial stepped-up value calculated as 42.8% of predecessor basis plus 57.2% of fair value.

3.                   Please revise your reconciliation of changes in your members’ equity from August 5, 2004 to August 6, 2004 to clearly identify all significant reconciling items. Your line item “Effect of the Transactions” is not clear as to what it represents.

          The Company acknowledges the Staff’s comment.  In responding to comment 3 of the Staff’s letter dated February 16, 2005, the Company revised its Consolidated Statement of Members’ Equity to disclose all reconciling items to equity from August 5, 2004 to August 6, 2004. This reconciliation was not limited to significant items. The line item “Effect of the Transactions” represents the process of resetting the equity accounts of the predecessor to zero to enable the Company to disclose the new components of the successor equity in its individual elements, rather than as a net increase in equity from the predecessor to the successor basis.  The Company has revised the description of this line item to reflect this process.  See page F-41.

             Note A —  Organization — page F-43

4.                            Please revise the second full paragraph on page F-44 to clearly explain what you mean when you say that “the carryover basis determined was reflected as a deemed dividend of $403.6 million in the opening consolidated balance sheet.” Supplementally explain how you determined this accounting treatment to be appropriate.

The Company has revised the disclosure in response to the Staff’s comment. See Page F-44.

The Company supplementally advises the Staff that when applying the guidance of EITF Issue No. 88-16 as illustrated in Exhibit 88-16F Exhibit 6 to EITF 88-16, the result is a “dangling debit,” or deemed dividend, in the equity section of the balance sheet. A deemed dividend occurs when new shareholders pay cash or issue debt securities to the selling shareholders but are not able to reflect the full amount of such consideration due to predecessor basis rules. Two basic approaches to describing the deemed dividend have developed in practice - the “excess” approach and the “dividend/distribution” approach, but both represent the excess of the purchase price adjustment over historical cost basis of transferred net assets allocable to the aggregate interest retained by the company. Companies also disclose deemed dividends as the distribution to the selling shareholders in excess of predecessor basis.

5.                            Please revise your purchase price detail on page F-44 to clearly disclose how the purchase price of the member units of $1.4 billion was derived.

             The Company has revised the disclosure in response to the Staff’s comment. See page F-44.

6.                            Your purchase price allocation on page F-45 does not clearly illustrate how the partial step-up in basis of the net assets acquired was calculated. On page F-44 you disclose that the continuing residual interest retained by the continuing management investors (42.8%) is reflected at predecessor basis and a step-up to fair value was recorded for the remaining interest in the net assets acquired (57.2%). Please revise to clearly illustrate how the new basis of the net assets acquired was calculated.

             The Company has revised the disclosure in response to the Staff’s comment. See page F-45.

We would very much appreciate receiving the Staff’s comments, if any, with respect to Amendment No. 4 to the Registration Statement as promptly as applicable.  If it would expedite the review of the materials filed herewith, please do not hesitate to call the undersigned at (212) 310-8971.

Sincerely yours,

/s/ Alexander D. Lynch
Alexander D. Lynch

cc: Kevin W. Vaughn
Christian N. Windsor